May 1, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.ftinstitutional.com/funddocuments. You can also get this information at no cost by calling (800) DIAL BEN or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated May 1, 2010, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

TICKER: TEEMX

Templeton Institutional Funds	SUMMARY PROSPECTUS
Emerging Markets Series

Investment Goal

Long-term capital growth.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	1.24%
Other expenses	0.22%
Acquired fund fees and expenses[2]	0.01%
Total annual Fund operating expenses	1.47%
Fee waiver and/or expense reimbursement[1]	-0.01%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, [2]	1.46%

1. The investment manager and administrator have agreed in advance to reduce their fees as a result of the Fund's investment in a Franklin Templeton money fund as required by the Fund's board of trustees and an exemptive order of the Securities and Exchange Commission.

2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$ 149	$ 462	$ 797	$ 1,746

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by “emerging market companies.” Emerging market countries include those considered to be emerging or developing by the World Bank, the International Finance Corporation, the United Nations, or the countries’ authorities, or countries with a stock market capitalization of less than 3% of the Morgan Stanley Capital International World Index. These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. The Fund predominately invests in equity securities, primarily common and preferred stock. In addition to the Fund’s main investments, the Fund may invest a portion of its assets in the equity securities of issuers in developed market countries.

The Fund also invests in depositary receipts. The Fund may invest a portion of its assets in smaller and midsize companies. From time to time, based on economic conditions, the Fund may have significant investments in one or more countries or in particular sectors.

When choosing equity investments for the Fund, the manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The manager also considers a company’s price/earnings ratio, profit margins and liquidation value.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Stocks   Generally, stocks historically have outperformed other types of investments over the long term, but individual stock prices tend to go up and down more dramatically. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.

Foreign Securities   Investing in foreign securities, including depositary receipts, typically involves more risks than investing in U.S. securities, and include risks associated with: political and economic developments - the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices - government supervision and regulation of foreign security and currency markets, trading systems and brokers may be less than in the U.S.; availability of information - foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets - securities of certain foreign issuers may be less liquid (harder to sell) and more volatile in price; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries.

Emerging Market Countries   The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Country and Sectors Focus   To the extent that the Fund focuses on particular countries or sectors of the market from time to time, the Fund may be subject to greater risks of adverse developments in such countries or sectors than a fund that invests in a wider variety of countries or sectors.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. In addition, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s investment manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempletoninstitutional.com or by calling (800) DIAL BEN.

ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	32.60%
Worst Quarter:	Q4'08	-30.22%
As of March 31, 2010, the Fund's year-to-date return was 2.29%.

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2009
	1 Year	5 Years	10 Years
Emerging Markets Series
Return Before Taxes	75.16%	11.58%	8.28%
Return After Taxes on Distributions	74.77%	9.69%	7.19%
Return After Taxes on Distributions and Sale of Fund Shares	49.68%	10.02%	7.19%
S&P/IFCI Composite Index (index reflects no deduction for fees, expenses or taxes)	81.03%	16.50%	11.17%
MSCI Emerging Markets Index (index reflects no deduction for fees, expenses or taxes)[1]	79.02%	15.88%	10.09%

1. The index shows how the Fund's performance compares to a group of securities that aligns more closely with the Fund's investment strategies.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Manager

Templeton Asset Management Ltd. (Asset Management)

Portfolio Managers

MARK MOBIUS PH.D.   Managing Director of Asset Management and portfolio manager of the Fund since inception (1993).

TOM WU   Director of Asset Management and portfolio manager of the Fund since inception (1993).

DENNIS LIM   Co-Chief Executive Officer and Director of Asset Management and portfolio manager of the Fund since 1994.

Purchase and Sale of Fund Shares

You may purchase shares of the Fund on any business day by mail (Franklin Templeton Institutional Services, P.O. Box 33030, St. Petersburg, FL 33733-8030). You may redeem shares of the Fund on any business day by mail at the address listed above, or by telephone at (800) 321-8563. The minimum initial purchase varies depending on the type of investor and could be up to $1,000,000. More information about eligibility to invest in the Fund and the applicable minimum requirements is under "Your Account" beginning on page 67 of this Prospectus.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Institutional One Franklin Parkway San Mateo, CA 94403-1906 franklintempletoninstitutional.com Emerging Markets Series

Investment Company Act file #811-06135
456 PSUM 05/10	00070406